UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: May 12, 2020

NATIONAL RETAIL PROPERTIES, INC.
(exact name of registrant as specified in its charter)

Maryland	001-11290	56-1431377
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employment Identification No.)
450 South Orange Avenue, Suite 900, Orlando, Florida 32801
(Address of principal executive offices, including zip code)
(407) 265-7348
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.01 par value	NNN	New York Stock Exchange
Depositary Shares, each representing one-hundredth of a share of 5.200% Series F Preferred Stock, $0.01 par value	NNN/PF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 12, 2020, National Retail Properties, Inc. (the “Company”) held its 2020 annual meeting of stockholders (the “Annual Meeting”). The matters submitted to the Company's stockholders for a vote included (a) the election of eight directors, (b) an advisory vote on executive compensation, and (c) the ratification of the selection of the Company's independent registered public accounting firm for 2020. The results of such votes are set forth herein.
Proposal 1: Election of Directors
The eight nominees for the Board of Directors were elected to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified. The tabulation of votes was as follows:

Nominee	For	Abstain	Broker Non-Votes

Pamela K. Beall	143,014,834	2,028,597	12,270,126
Steven D. Cosler	142,413,206	2,630,225	12,270,126
Don DeFosset	129,376,418	15,667,013	12,270,126
David M. Fick	142,752,892	2,290,539	12,270,126
Edward J. Fritsch	142,546,184	2,497,247	12,270,126
Kevin B. Habicht	133,111,196	11,932,235	12,270,126
Betsy D. Holden	144,162,925	880,506	12,270,126
Julian E. Whitehurst	143,879,452	1,163,979	12,270,126
There were no votes against the nominees with respect to Proposal 1.
Proposal 2: An advisory vote on executive compensation
The Company's stockholders approved, on an advisory basis, the compensation of the Company's named executive officers as set forth below:

For	Against	Abstain	Broker Non-Votes
138,326,480	6,232,194	484,757	12,270,126

Proposal 3: Ratification of the Appointment of Ernst & Young LLP as the Company's Independent Registered Public Accounting Firm
The appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2020, was ratified as set forth below:

For	Against	Abstain
155,295,210	1,707,865	310,482
There were no broker non-votes with respect to Proposal 3.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RETAIL PROPERTIES, INC.

By:    /s/ Kevin B. Habicht
Name:    Kevin B. Habicht
Title:    Executive Vice President,
Chief Financial Officer,
Assistant Secretary, and Treasurer

Dated: May 12, 2020